                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 12, 2002

                             PAC-WEST TELECOMM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CALIFORNIA                     000-27743                            68-0383568
 (State or other jurisdiction of    (Commission File Number)         (IRS Employer Identification No.)
          incorporation)




                          1776 W. March Lane, Suite 250
                           Stockton, California 95207
          (Address of Principal Executive Offices, including Zip Code)


                                 (209) 926-3300
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      On November 11, 2002, Pac-West Telecomm, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2002 and the initiation of a Cash Tender Offer and Related Consent Solicitation for some or all of its Series B 13-1/2% Senior Notes Due 2009. The press release is filed as
Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     99.1     Press Release dated November 11, 2002.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 12, 2002.

                                        PAC-WEST TELECOMM, INC.


                                        /s/ H. Ravi Brar
                                        ----------------------------------------
Date: November 12, 2002                 By: H. Ravi Brar
                                        Its:  Chief Financial Officer